UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – May 4, 2009

BIOFUELS POWER CORPORATION
(Exact name of Registrant as specified in its charter)

Texas	000-52852	56-2471691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25211 Grogan’s Mill Road, Suite 465
The Woodlands, TX 77380
(Address of principal executive offices)

(281) 364-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 4, 2009, we notified Ham, Langston & Brezina, LLP, CPAs, the independent accountants engaged as the principal accountants to audit the financial statements of the Company, that they would be dismissed subsequent to the completion of our fiscal year 2007 audit.

Also on May 4, 2009, we engaged Clay Thomas, PC 2007, as our independent certified public accountants. The decision to change accountants was recommended and approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

The audit report of Ham, Langston & Brezina, LLP, CPAs on our financial statements for the fiscal years ending December 31, 2006 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the following:

•
The reports, dated April 15, 2008 were modified to include an explanatory paragraph wherein Ham, Langston & Brezina, LLP, CPAs expressed substantial doubt about the Company’s ability to continue as a going concern; and

We have authorized Ham, Langston & Brezina, LLP, CPAs to respond fully to the inquiries of Clay Thomas, PC concerning the subject matter of these significant deficiencies and material weaknesses. During the past two fiscal years, there were no disagreements with Ham, Langston & Brezina, LLP, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided a copy of this disclosure to Ham, Langston & Brezina, LLP, CPAs and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us, and, if not, stating the respects in which they do not agree.

During the two most recent fiscal years prior to their engagement, or any subsequent interim period prior to engaging Clay Thomas, PC, neither the Company nor anyone acting on the Company’s behalf consulted with Clay Thomas, PC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements where either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the Company’s former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Biofuels Power Corporation has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 4, 2009

Biofuels Power Corporation

By: /s/ Sam H. Lindsey
Sam H. Lindsey
Chief Financial Officer